                                                                     Rule 497(e)
                                                                     2-17277


                                     [LOGO]

                                SIFE TRUST FUND
                         ______________________________

                   Managed by SIFE (A California Corporation)
                             100 North Wiget Lane
                        Walnut Creek, California 94598
                  Telephone:  (800) 231-0356 / (925) 988-2400
                              Fax: (925) 943-1783
                     Internet Address: http://www.sife.com
                         ______________________________

                  PRINCIPAL OBJECTIVES OF A SIFE INVESTMENT
                       1. CONSERVATION OF CAPITAL
                       2. CAPITAL GROWTH
                       3. DIVERSIFICATION AND CONCENTRATION

   SIFE Trust Fund (the "Trust Fund") seeks to conserve its Investors' capital and provide capital growth consistent with prudent investment management practices through the investment of not less than 30% of the Trust Fund's assets in the equity securities of financial institutions, and the remainder in the equity securities of a diverse portfolio of service and industrial enterprises regarded by the Trust Fund's investment advisor as "stable growth" companies. There can be no assurance that the Trust Fund will achieve its investment objectives. Unless the Trust Fund receives instructions to the contrary, all dividend income received by the Trust Fund from portfolio securities and net capital gains realized by the Trust Fund from the sale of portfolio securities is reinvested on behalf of each Investor in additional shares of the same class.

   This Prospectus contains information a prospective investor should consider before investing in the Trust Fund, and should be retained for future reference. A Statement of Additional Information, dated April 30, 1998, containing additional and more detailed information about the Trust Fund (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information, which may be revised from time to time, is available without charge and can be obtained by writing or calling the Trust Fund at the address or telephone number set forth above. The Securities and Exchange Commission maintains a Web site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding SIFE Trust Fund.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY
       AGENCY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               APRIL 30, 1998

                             TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Prospectus Summary                                                            4
   Investment Policies                                                        4
   Purchase & Redemption of Shares                                            4
   Alternative Purchase Arrangements                                          4
   The Management Company                                                     6
   Federal Income Taxes                                                       6
   Trust Characteristics of an Investment in the Trust Fund                   6
   Risk Considerations                                                        6
Summary of Fees and Expenses                                                  7
Investment Objectives                                                         8
   Conservation of Capital                                                    8
   Capital Growth                                                             8
   Diversification & Concentration                                            8
Investment Policies                                                           9
   Fundamental Investment Policies                                            9
   Writing Covered Call and Put Options                                      10
   Lending Portfolio Securities                                              10
   Repurchase Agreements                                                     11
Dividends, Distributions and Tax Matters                                     11
   Distributions of Dividend Income and Capital Gains                        11
   Federal Tax Matters                                                       11
Financial Highlights                                                         13
Purchasing Shares                                                            14
   Class A-I Shares                                                          14
   Class A-II Shares                                                         14
   Class B Shares                                                            14
   Class C Shares                                                            15
   Factors to Consider in Choosing a Particular Class of Shares              15
   Initial Sales Charge Alternative: Class A-I and Class A-II Shares         15
      Sales Charge Waivers                                                   16
      Class A-I and Class A-II Rights of Accumulation                        16
      Class A-I and Class A-II Letters of Intention                          17
   Deferred Sales Charge Alternative: Class B Shares                         17
   "Pay-As-You-Go" Alternative: Class C Shares                               18
   Systematic Purchase Plan                                                  18
   Right to Designate a Beneficiary                                          18
   Distribution and Shareholder Servicing Plans                              19
Redeeming Shares                                                             19
   Minimum Balance                                                           20
   Repayment Privilege after Partial Redemption                              20
   Waiver of Class B & Class C CDSC                                          20
   Signature Guarantee                                                       20
   Redemption by Telephone                                                   20
   Systematic Withdrawal Plan                                                21
Calculation of Net Asset Value                                               21


Management's Discussion of Trust Fund Performance                            22
   Comparison Chart:  Change in Value of $9,500 Net Investment vs. S&P 500   24
   (10 Years)
General Information                                                          25

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER MAY NOT LAWFULLY BE MADE.

                              PROSPECTUS SUMMARY

   SIFE Trust Fund (the "Trust Fund") was organized as a business trust under the laws of the State of Delaware on February 28, 1997; the Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960. The Trust Fund, through its predecessor, has been offering its securities, and conducting operations as a mutual fund, since July 2, 1962, and is registered with the Securities and Exchange Commission as an open-end diversified management investment company offering its shares on a continuous basis to the public. All references and historical information, including performance data, contained in either this Prospectus or in the Trust Fund's Statement of Additional Information refer to SIFE Trust Fund, a California trust, as its business and operations have been continued by SIFE Trust Fund, a Delaware business trust.

   INVESTMENT POLICIES. The Trust Fund's investment policies require the investment of not less than 30% of the Trust Fund's assets in selected "financial institutions" (i.e., those companies which derive a significant portion of their income from dealing in money, credit, loans and insurance). The Trust Fund also invests in the equity securities of a diverse portfolio of service and industrial enterprises generally regarded by the Trust Fund's investment advisor as "stable growth" companies; however, the Trust Fund may not invest 25% or more of its assets in any one industry other than financial institutions. These policies are regarded as fundamental investment policies, and may not be changed other than by the approval of a majority in interest of the Trust Fund's shares, voting together and not by class.

   PURCHASE & REDEMPTION OF SHARES. An investment in the Trust Fund may be made for an initial minimum investment of $200; additional investments may be made in increments of $50 or more. Shares may be purchased through authorized investment representatives and certain broker/dealers at the public offering price next determined after the Trust Fund receives a purchase order in good form. Investments are made at net asset value ("NAV") per share (plus applicable sales charges), with the NAV per share of each class determined daily by dividing the net assets of the class by the number of shares of such class outstanding on that day. Unless the Trust Fund receives instructions to the contrary, all income received by the Trust Fund from portfolio securities and net capital gains realized by the Trust Fund from the sale of portfolio securities is reinvested on behalf of each Investor in additional shares of the same class. Shares may be redeemed, either directly or pursuant to a regular program of periodic redemptions, on any business day that the New York Stock Exchange is open. Redemptions may be made directly through the Trust Fund, or through certain broker/dealers, financial institutions and service organizations.

   ALTERNATIVE PURCHASE ARRANGEMENTS. The Trust Fund currently offers four classes of shares, each subject to different expenses and sales charges.

      CLASS A-I shares are offered at net asset value per share plus a sales charge, which may range from -0- to a maximum of 5.0% of the public offering price. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996,
   (ii) directors, employees and registered representatives of SIFE, a California corporation (the "Management Company") or the Trust Fund, and their immediate family members, and (iii) certain investors as described in the section titled "Sales Charge Waivers."

      CLASS A-II shares are offered at net asset value per share plus a sales charge, which may range from -0- to a maximum of 5.0% of the public offering price, and are subject to an annualized distribution fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class A-II shares.

      CLASS B shares are offered at net asset value per share, without the imposition of a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% if redeemed within six years of purchase. Class B shares are subject to an annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class B shares. Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the purchase.

      CLASS C shares are offered at net asset value per share plus a sales charge of 1.0% of the public offering price, and are subject to an annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class C shares. Class C shares have no conversion feature and if redeemed, in whole or in part, prior to one year following the initial purchase, are subject to a 1.0% CDSC.

   The following table compares certain aspects relating to the purchase of the different classes of the Trust Fund's shares:


                               CLASS A-I             CLASS A-II             CLASS B                  CLASS C
                             -----------------------------------------------------------------------------------------------
Sales Charges                Initial sales charge    Initial sales charge    Declining CDSC          Initial sales
                             at time of purchase     at time of purchase     (maximum of             charge at time of
                             of up to 5.0% of        of up to 5.0% of        5.0% of the             purchase of
                             the offering price      the offering price      amount invested)        1.0% of the
                             (5.26% of amount        (5.26% of amount        applicable to any       offering price;
                             invested)               invested)               shares redeemed         CDSC of 1.0%
                                                                             within the first six    of amount
                                                                             years; no CDSC          invested if
                                                                             after six years         shares are
                                                                             (automatic              redeemed prior
                                                                             conversion to           to one year
                                                                             Class A-II shares)      following
                                                                                                     purchase

12b-1 Distribution Fee       None                    0.25% of average        0.75% of average        0.75% of
                                                     daily net assets        daily net assets for    average daily net
                                                                             the first six years,    assets; no
                                                                             after which time        conversion
                                                                             the Class B shares      feature
                                                                             convert to Class
                                                                             A-II shares


Servicing Fee                None                    None                    0.25% of average        0.25% of
                                                                             daily net assets        average daily net
                                                                                                     assets

   The Trust Fund has reserved the right to create additional classes of investment units with different income and expense characteristics in order to tailor such characteristics to the needs and circumstances of different classes of investors, as well as broker-dealers, financial institutions and other organizations, such as pension and profit-sharing plans.

   THE MANAGEMENT COMPANY. SIFE, a California corporation (as defined previously, "the Management Company"), acts as the investment adviser and principal underwriter for the Trust Fund. The Management Company receives an investment management fee of 1.25% of the Trust Fund's average daily net assets, computed and prorated daily, in exchange for which the Management Company provides investment advice, manages the Trust Fund's investment portfolio and performs and/or assumes responsibility for all of the Trust Fund's administrative and shareholder services. As a result of this "bundled" fee arrangement, the Investors are not subject to any other fee, charge or assessment, other than (i) an ongoing shareholder servicing fee of 0.25% of average daily net assets of the Class B and Class C shares paid to dealers for servicing shareholder accounts, and (ii) ongoing distribution fees payable by the Class A-II, Class B and Class C shares. The Management Company does not act in a similar capacity for any other person or entity.

   FEDERAL INCOME TAXES. As a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Trust Fund distributes all of its net income from dividends and capital gains to its Investors. Such distributions are taxable to Investors currently even if such distributions are reinvested on behalf of Investors in additional shares (Investors not subject to current taxation, such as retirement accounts, generally are not required to pay tax on any amounts distributed until redemption occurs). Redemptions and transfers between accounts may be taxable sales of shares and may result in the recognition of taxable gain or loss for federal income tax purposes. Distributions and redemptions may also be subject to state and local income taxes.

   TRUST CHARACTERISTICS OF AN INVESTMENT IN THE TRUST FUND. The Trust Fund permits an owner of its shares to specify a beneficiary, in effect creating an instrument of trust which may, under certain circumstances, provide for a post-mortem transfer of the shares so specified without the imposition of the probate process. However, post-mortem transfers and beneficiary designations vary by jurisdiction. Please consult a qualified estate planning professional for advice on how SIFE Trust Fund's trust characteristics may be effected by the laws of your jurisdiction.

   RISK CONSIDERATIONS. Investments in equity securities in general are subject to market risks that cause their prices to fluctuate over time. Fluctuations in the value of the securities in which the Trust Fund invests will cause the net asset value of each class of shares to fluctuate as well; an investment in the Trust Fund, therefore, may be more suitable for long-term investors who can bear the risk of such short-term fluctuations.

   More specifically, the investment by the Trust Fund of not less than 30% of its assets in the equity securities of financial institutions exposes the Trust Fund to certain additional risks specific to the financial services industry. Financial services are subject to greater governmental regulation than many other industries, as well as capital risk (i.e., the risk that in periods of tight money or high inflation the cost to attract deposits will rise substantially), term and rate risk (i.e., the risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates against the security of assets, the valuations of which may fluctuate with economic conditions) and credit risk (i.e., the risk of lending money to borrowers who may or may not be able to pay), all of which may, from time to time, require substantial reserves against actual or anticipated losses. In addition, industry consolidation and the erosion of the distinctions between banks and other less traditional financial institutions has resulted in increased, and increasing, competition. Increased competition, with attendant pressure on financial institution profitability, may also result from legislative initiatives which would reduce the separation between the commercial and investment banking business and which, if enacted, could significantly impact the industry and the Trust Fund.

                        SUMMARY OF FEES AND EXPENSES

   The purpose of the following tables is to assist an Investor in understanding the various costs and expenses, both direct and indirect, associated with an investment in the Trust Fund.


INVESTOR TRANSACTION EXPENSES                              CLASS A-I(1)      CLASS A-II(1&2)      CLASS B(2)      CLASS C(2)
                                                           -----------------------------------------------------------------
   Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                     5.00%               5.00%              none           1.00%
   Maximum Sales Charge Imposed on Reinvestment of
      Distributions (as a percentage of offering price)       none                none               none           none
   Maximum Deferred Sales Charge
      (as a percentage of the original purchase price)        none                none               5.00%          none(3)
   Redemption Fees                                            none                none               none           none(3)
   Exchange Fees                                               n/a                 n/a               none            n/a

ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average daily net assets)
   Management Fees(4)                                         1.25%               1.25%              1.25%          1.25%
   12b-1 Distribution Fees                                    none                0.25%              0.75%          0.75%
   Shareholder Servicing Fees                                 none                none               0.25%          0.25%
   Total Fund Operating Expenses                              1.25%               1.50%              2.25%          2.25%

Example of Expenses(5)
-------------------
You would pay the following expenses on a $1,000
investment, assuming (i) a 5% annual return and (ii)
redemption at the end of each time period:                   1 Year              3 Years            5 Years        10 Years
                                                             ------              -------            -------        --------
   CLASS A-I                                                  $62                  $88                $115           $194
   CLASS A-II                                                 $65                  $95                $128           $220
   CLASS B(6)                                                 $73                  $100               $140           $222
   CLASS C                                                    $43                  $80                $129           $266

-------------------------
(1) Sales charges may be reduced for certain large purchases or for certain institutional purchasers, see the section titled "Purchasing Shares."

(2) Long-term investors may ultimately pay more than the economic equivalent of the maximum front end sales charge otherwise permitted under the rules of the National Association of Securities Dealers, Inc.

(3) Class C shares redeemed prior to one year following purchase are subject to a 1.0% CDSC, based on the amount originally invested.

(4) The Management Company is responsible for all of the Trust Fund's operating expenses, without limitation, and, in exchange, is paid a fee equal to 1.25% of the Trust Fund's average daily net assets, per annum.

(5) Use of this assumed annual return of 5.0% is required by the Securities and Exchange Commission, and should not be considered indicative of past or future performance.

(6) Assumes conversion of the Class B shares on the sixth anniversary of purchase.


You would pay the following expenses on a $1,000
investment, assuming no redemption:                   1 Year        3 Years       5 Years       10 Years
                                                      ------        -------       -------       --------
   CLASS A-I                                           $62            $88          $115           $194

   CLASS A-II                                          $65            $95          $128           $220

   CLASS B(6)                                          $23            $70          $120           $222

   CLASS C                                             $33            $80          $129           $266

                              INVESTMENT OBJECTIVES

   Identified below in italics are the investment objectives of the Trust Fund, which may not be changed without a vote of a "majority in interest" of all shareholders, without regard to Class (when used in this Prospectus, this quoted language means the lesser of (a) 67% of the shares voting at a meeting at which more than 50% of all outstanding shares are represented, or (b) more than 50% of all outstanding shares).

   CONSERVATION OF CAPITAL. The Trust Fund seeks to conserve its Investors' capital by investing not less than 30% of the Trust Fund's assets in the equity securities of "financial institutions" (defined as companies which derive a significant portion of their income from dealing in money, credit, loans and insurance), and the remainder in the equity securities of a diverse portfolio of service and industrial enterprises generally regarded by the Management Company as "stable growth" companies; the Trust Fund cannot invest more than 25% of its assets in any one industry other than financial institutions. Since the Trust Fund's assets consist primarily of common stocks, the value of an investment will fluctuate in accordance with the market value of such stocks. Accordingly, in a declining market, the value of an investment in the Trust Fund's shares will decline and if the value of the investment declines below an Investor's cost, that Investor will incur a loss upon a redemption of shares.

   CAPITAL GROWTH. The Trust Fund seeks to provide capital appreciation consistent with prudent investment management practices by investing in the equity securities of financial institutions and other enterprises where the Management Company determines that a favorable relationship exists between the "value" of a security, as determined by an analysis of price/earnings ratios and certain other information, and its growth potential. In selecting an investment, the Management Company will take into consideration such factors as a company's management, growth prospects, business operations, revenues, earnings, cash flows and strength of the balance sheet, as well as other information which the Management Company may deem relevant, including size of the dividend, if any. The Management Company invests in the securities of those companies which show strong financial results coupled with good growth prospects and which the Management Company believes are well-managed. The Management Company may also invest in the securities of financial institutions which it believes may be the target of, or will benefit from, consolidation in the financial services industry. It is a fundamental investment policy of the Trust Fund that not less than 30% of the Trust Fund's assets will, at all times, be invested in the equity securities of financial institutions.

   DIVERSIFICATION AND CONCENTRATION. Financial institutions, such as banks and insurance companies, finance and engage directly in a broad range of economic activities, thus providing an element of diversification of investment risk. The Management Company believes that the performance of a business enterprise which participates in a broad range of economic activity, either through direct investment or indirect financing, will be less likely to rise or fall with the fortunes of any one type of business activity. Further, by investing in financial institutions which are active in different regions (or, in the case of large, "money center" banks, active internationally), the Management Company attempts to minimize the effect of economic conditions which may affect one region but not necessarily another.

-----------------------
(6) Assumes conversion of the Class B shares on the sixth anniversary of purchase.

   It is clear, however, that diversification of the character discussed above does not necessarily reduce or eliminate the risk inherent in an investment in a portfolio containing a substantial number of financial institution securities. Financial institutions, as a group, are subject to greater governmental regulation than many other industries, as well as capital risk (i.e., the risk that in periods of tight money or high inflation the cost to attract deposits will rise substantially), term and rate risk (i.e., the risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates against the security of assets, the valuations of which may fluctuate with economic conditions) and credit risk (i.e., the risk of lending money to borrowers who may or may not be able to pay), all of which may, from time to time, require substantial reserves against actual or anticipated losses. In addition, insurance companies and other financial institutions which hold large portions of their capital in marketable securities are subject to the risks of the securities markets. Further, industry consolidation and the erosion of the distinctions between banks and other less traditional financial institutions has resulted in increased, and increasing, competition. Increased competition, with attendant pressure on financial institution profitability, may also result from current legislative initiatives which would reduce the separation between the commercial and investment banking business and which, if enacted, could significantly impact the industry and the Trust Fund.

                             INVESTMENT POLICIES

   FUNDAMENTAL INVESTMENT POLICIES. The policies set forth in this subsection, as well as any other policy in this section specifically noted as such, are "fundamental investment policies" of the Trust Fund, and may not be changed without a vote of a majority in interest of the Trust Fund's shareholders. All other investment policies may be changed from time to time by the Trust Fund's Board of Trustees. Additional information concerning the Trust Fund's investment policies, including the Trust Fund's fundamental investment policies, may be found in the Statement of Additional Information.

   As described above, the Trust Fund invests not less than 30% of its assets in the equity securities of financial institutions. The Trust Fund will also invest in the common or preferred stocks, or securities convertible into common or preferred stocks, of non-financial institutions, general service and industrial enterprises regarded by the Management Company as "stable growth" companies. A reserve of cash may be maintained by the Trust Fund for the purpose of making such cash payments as may be required of it. Pending application or investment, cash reserves are commonly invested by the Trust Fund in repurchase agreements and other cash equivalents, such as liquid securities of the United States, securities issued by state governments or government agencies, certificates of deposit or other interest-bearing accounts and high-grade commercial paper.

   In addition to the securities of financial institutions and of service and industrial companies domiciled in the United States, the Trust Fund may invest in the American Depository Receipts ("ADRs") of certain international business enterprises. ADRs are securities representing an undivided fractional interest in a pool of securities issued by a non United States company and deposited in a trust for the benefit of the ADR holders. ADRs are registered with the Securities and Exchange Commission by the trustee (commonly a commercial bank) on behalf of the issuer, and are traded domestically on one or more of the securities exchanges.

   The Trust Fund may not invest 25% or more of its assets in any one industry other than financial institutions. Insofar as 80% of the Trust Fund's investment portfolio is concerned, the company must have been in existence for at least five years, have assets of more than $7,000,000, and have paid dividends in each of the five years immediately preceding investment. Investments may not be made in any one company in an amount greater than 5.0% of the total asset value of the Trust Fund, nor may the Trust Fund acquire more than 10% of the outstanding voting securities of any company.

   WRITING COVERED CALL AND PUT OPTIONS. Subject to certain limits, the Trust Fund may write (sell) covered "call" options on securities held by the Trust Fund for non-speculative or hedging purposes, may write covered "put" options on securities for the same purposes, and may enter into closing purchase transactions with respect to such options. The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. The exercise price of an option may be below, equal to, or above the current market value of the underlying securities at the time the option is written.

   Covered "put" options are defined as contracts entered into between the Trust Fund, as seller, and the Options Clearing Corporation, as agent for unaffiliated third parties, as purchaser, whereby the Trust Fund grants to the purchaser the right, for a defined period of time and at a set price, to sell specific securities to the Trust Fund. Similarly, covered "call" options written by the Trust Fund enable the purchaser of the option to obligate the Trust Fund, for a defined period of time and at a set price, to sell specific securities held in the Trust Fund's investment portfolio. It should be noted that, so long as its obligation as a call option writer continues the Trust Fund in return for the premium, has given up the opportunity for profit from a price increase in the underlying security above the exercise price and has retained the risk of loss should the price of the security decline. As a call option writer, the Trust Fund has no control over when it may be required to sell the underlying securities.

   It is a fundamental investment policy of the Trust Fund that, so long as the Trust Fund remains obligated as a writer of a put option, it will maintain in a segregated account cash, U.S. Treasury securities, or high-grade short term debt securities in an amount equal to or greater than the nominal value of the option (call options are backed by actual securities held in the Trust Fund's investment portfolio). The Trust Fund does not write "naked" or uncovered options. Also, it is a fundamental investment policy that the Trust Fund will not write options if (i) the aggregate value of the purchase obligations underlying all unexpired put options written by the Trust Fund (which positions are marked-to-market daily) exceeds 10% of the net asset value of the Trust Fund, and (ii) the nominal value of the Trust Fund's unexpired call options exceeds 25% of the net asset value of the Trust Fund, provided that the total amount of such positions at no time may exceed 35% of the Trust Fund's net asset value.

   LENDING PORTFOLIO SECURITIES. The Trust Fund may lend its portfolio securities in accordance with applicable regulatory requirements. Such loans may be made only to banks and member firms of the New York Stock Exchange determined by the Management Company to present minimal credit risk, and must be secured by collateral at least equal to the market value of the securities loaned. If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines, the borrower is entitled to a return of the excess collateral. The types of collateral currently permitted are cash, debt securities issued or guaranteed by the United States Government or its agencies, irrevocable standby letters of credit issued by banks determined by the Management Company to present minimal credit risk, or any combination thereof. It is a fundamental investment policy of the Trust Fund to limit the quantity of loaned portfolio securities so that the aggregate market value, at the time the loan is made, of all portfolio securities on loan will not exceed one third of the value of the Trust Fund's net assets.

   During the existence of a loan, the Trust Fund will continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. In addition, the Trust Fund will be entitled to receive a negotiated loan fee or premium from the borrower or, in the case of loans collateralized by cash or government securities, will retain part or all of the income realized from the investment of cash collateral or the interest on
the government securities.   Under the terms of its securities loans, the
Trust Fund has the right to call the loan and obtain the securities loaned at any time from the borrower within three trading days notice. Voting rights may pass with the lending of securities. However, the Trust Fund will be obligated either to call the loan in time to vote or consent or otherwise obtain rights to vote or consent, if a material event affecting the investment is expected to occur. The Trust Fund may pay reasonable finder's, custodian and administrative fees in connection with the securities loaned. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. Loans of portfolio securities will be made only when, in the judgment of the Management Company, the income to be generated by the transaction justifies the attendant risks.

   REPURCHASE AGREEMENTS. The Trust Fund may enter into repurchase agreements with banks and member firms of the New York Stock Exchange determined by the Management Company to present minimal credit risk. A repurchase agreement is a contract under which the Trust Fund acquires United States Government securities for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and the Trust Fund to resell the security at a fixed time and price (representing the Trust Fund's cost plus interest). The Trust Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Trust Fund is delayed or prevented from exercising its rights to dispose of the collateral.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

   DISTRIBUTIONS OF INCOME AND CAPITAL GAINS. Unless the Trust Fund receives a specific written instruction to the contrary, all income on portfolio securities and realized net capital gains are reinvested in additional shares of the same class for the account of each Investor without the imposition of an additional sales charge (see the preceding table titled "Summary of Fees and Expenses"). It should be noted that, notwithstanding the reinvestment of income and capital gain items, the amount of the net investment income or gain will nevertheless be includable in the Investor's gross income as ordinary income or capital gain for tax purposes.

   All available net investment income and net realized gains from operations, if any, are usually distributed the last business day of February, May, August and December, and are distributed proportionately to the account of each Investor on the basis of the number of shares credited to each account relative to the total number of shares outstanding as of the close of business on the previous day. The amount so distributed is immediately reinvested in additional shares at the net asset value per share on that day, calculated by including the distribution. Realized net capital gains, if any, from securities held for more than one year, are allocated proportionately to the account of each Investor in the same manner as net investment income, once annually, usually on the last business day of November, and are distributed to each Investor's account as soon as possible, but not later than December 31. Realized net capital gains, if any, from securities held one year or less, are allocated proportionately to the account of each investor once annually as of the last business day of December, and are distributed to each investor's account as soon as possible.

   FEDERAL TAX MATTERS. The Trust Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. So long as the Trust Fund so qualifies, it will pay no separate federal income tax on the income and gains distributed to Investors. For federal income tax purposes, distributions from the Trust Fund's net investment income and net realized short-term capital gains are taxable as ordinary income. Distributions from net realized long-term capital gains are taxable as long-term capital gain, regardless of how long the Investor may have held his or her shares.

Investors will be notified annually by the Trust Fund as to the federal income tax status of distributions made by the Trust Fund. The maximum federal capital gain rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held for more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions are taxable to Investors currently even though reinvested in additional shares. Investors not subject to tax on their income generally are not required to pay tax on amounts distributed to them. Redemptions of shares, as well as transfers between accounts, may be taxable sales which may result in the recognition of taxable gain or loss for federal income tax purposes. Redemptions and distributions may also be subject to state and local income taxes.

   The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Trust Fund and its Investors and is only accurate as of the date of this Prospectus. See "Additional Federal Income Tax Information" in the Statement of Additional Information. No attempt is made to present a detailed explanation of the income tax treatment of the Trust Fund or its Investors and this discussion is not intended as a substitute for careful tax planning. ACCORDINGLY, POTENTIAL INVESTORS IN THE TRUST FUND ARE URGED TO CONSULT THEIR TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

                                FINANCIAL HIGHLIGHTS

     The information set forth in this table for 1996 and 1997 was audited by Deloitte & Touche LLP, independent certified public accountants and from 1988 - 1995 was audited by other auditors. Deloitte & Touche LLP's independent auditor's report is incorporated by reference in the Statement of Additional Information.

                                                      SELECTED PER SHARE DATA
                                           (For one share outstanding during the period):

                                                                                                                       CLASS  CLASS
                                                               CLASS A-I                                  CLASS A-II    B(1)   C(1)
-----------------------------------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31             1997   1996   1995   1994   1993   1992   1991   1990   1989   1988   1997  1996(2) 1997   1997
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                           $4.86  $4.58  $3.55  $3.83  $3.68  $2.90  $2.12  $2.92  $2.63  $2.32  $4.86  $4.73  $5.41  $5.41
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:

  Net investment income             0.08   0.09   0.10   0.09   0.07   0.06   0.08   0.11   0.11   0.09   0.07   0.07   0.01   0.01

  Net realized and unrealized
    gain (loss) on investments      2.07   1.16   1.68  (0.13)  0.29   0.92   0.90  (0.75)  0.42   0.36   2.07   1.01   1.53   1.54
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
    Total from investment
      operations                    2.15   1.25   1.78  (0.04)  0.36   0.98   0.98  (0.64)  0.53   0.45   2.14   1.08   1.54   1.55
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS TO INVESTORS:

  Dividends from net investment
    income                         (0.08) (0.09) (0.10) (0.09) (0.07) (0.06) (0.08) (0.11) (0.11) (0.09) (0.06) (0.07) (0.02) (0.02)

  Distributions from capital
    gains                          (0.48) (0.88) (0.65) (0.15) (0.14) (0.14) (0.12) (0.05) (0.13) (0.05) (0.48) (0.88) (0.48) (0.48)
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions            (0.56) (0.97) (0.75) (0.24) (0.21) (0.20) (0.20) (0.16) (0.24) (0.14) (0.54) (0.95) (0.50) (0.50)
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $6.45  $4.86  $4.58  $3.55  $3.83  $3.68  $2.90  $2.12  $2.92  $2.63  $6.46  $4.86  $6.45  $6.46
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:(3)                   44.8%  27.4%  49.9%  (1.5%)  9.3%  33.9%  47.3% (22.1%) 20.2%  19.8%  44.6%  22.8%  28.9%  29.1%
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------

                                                   RATIOS AND SUPPLEMENTAL DATA:

                                                                                                                       CLASS  CLASS
                                                               CLASS A-I                                  CLASS A-II    B(1)   C(1)
-----------------------------------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31             1997   1996   1995   1994   1993   1992   1991   1990   1989   1988   1997  1996(2) 1997   1997
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                   $1,049   $769   $614   $410   $414   $345   $260   $204   $289   $241    $85    $18    $16     $1
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

  Expenses(4)                      1.25%  1.20%  1.03%  0.94%  1.02%  0.99%  1.04%  1.07%  1.03%  1.10%  1.50%  1.48%  2.22%  2.25%
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income            1.38%  1.82%  2.25%  2.27%  1.69%  1.73%  3.03%  4.63%  3.52%  3.52%  1.11%  1.77%  0.30%  0.30%
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate            63.0% 140.2%  93.5%  25.2%  28.7%  33.4%  77.6%  42.3%  41.7%  20.7%  63.0%  95.8%  63.0%  63.0%
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                                   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------
Average commission rate paid(5)    $0.07  $0.03      -      -      -      -      -      -      -      -  $0.07  $0.03  $0.07  $0.07
                                   -----  -----                                                          -----  -----  -----  -----
                                   -----  -----                                                          -----  -----  -----  -----
-----------------------------------------------------------------------------------------------------------------------------------

(1)  No Class B or C shares were sold prior to May 1, 1997.  For the period
       May 1, 1997 (commencement of operations) to December 31,1997
(2)  For the period May 1, 1996 (commencement of operations) to December 31,1996
(3)  Sales loads are not reflected in total return.
(4) Subsequent to April 1, 1996, the Management Company is responsible for all of the Trust Fund's operating expenses, without limitation and in exchange, is paid a fee equal to 1.25% of the Trust Fund's average daily net assets, per annum, without further compensation or reimbursement for any cost or expense attributable to the operation of the Trust Fund. Prior to April 1, 1996, the Management Company received an investment advisory fee of 0.60% per annum of the Trust Fund's net assets plus reimbursement of certain expenses attributable to the operation of the Trust Fund.
(5) The Trust Fund is required to disclose its average commission rate per share paid for years beginning on or after January 1,1996.

                        PURCHASING SHARES

    The Trust Fund currently offers four classes of shares, each of which is subject to different sales, distribution and shareholder servicing charges. Each class is offered on a continuous basis to the public at its respective net asset value (plus applicable sales charge), which values are determined as of the close of business on each business day. COMPLETED APPLICATIONS MUST BE RECEIVED BY THE TRUST FUND BEFORE 1:00 PM PACIFIC TIME ("PT") TO BE EXECUTED AT THE NET ASSET VALUE CALCULATED ON THE DAY OF RECEIPT.
Investments in the Trust Fund's shares may be made for a minimum initial investment of $200 and minimum subsequent investments of $50. All orders and instructions must be in writing, specifying which class of shares is intended for purchase (account applications which do not specify which class of shares are desired will be considered an order for Class A-II shares) and must be accompanied by proper payment, by check payable to the Trust Fund and denominated in United States dollars. Please note that the Trust Fund does not accept third-party checks for deposit. The check payee on the front of the check must be payable to SIFE Trust Fund, and cannot be endorsed to SIFE Trust Fund on the back of the check.

         CLASS A-I SHARES. Class A-I shares are offered at net asset value per share plus an initial sales charge, which may range from -0- to 5.0% of the public offering price (5.26% of the amount invested, net of sales charges), depending upon the amount purchased; this initial sales charge may be reduced or waived for certain purchasers. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996, (ii) directors, employees and registered representatives of the Management Company and the Trust Fund, and immediate family members, and (iii) certain investors as described in the section titled "Sales Charge Waivers."

         CLASS A-II SHARES. Class A-II shares are offered at net asset value per share plus an initial sales charge, which may range from -0- to 5.0% of the public offering price (5.26% of the amount invested, net of sales charges), depending upon the amount purchased; this initial sales charge may be reduced or waived for certain purchasers. The Class A-II shares are subject to an annualized distribution fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class A-II shares. Due to the imposition of the distribution fee, the Class A-II shares will have a greater overall expense ratio than the Class A-I shares and will pay lower dividends per share than the Class A-I shares.

         CLASS B SHARES. Class B shares are offered at net asset value per share, without a sales charge, therefore the entire amount is immediately invested in that Investor's Class B account. Class B shares are subject to an annualized distribution fee of 0.75%, an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class B shares and are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% of the original purchase price if redeemed within six years of purchase (no CDSC is imposed on Class B shares purchased through the reinvestment of distributions). Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the purchase price. The higher distribution fees and the shareholder servicing fees paid by the Class B shares should cause the Class B shares to have a higher overall expense ratio and therefore to pay lower dividends than the Class A-I and Class A-II shares.

         CLASS C SHARES. Class C shares are offered at net asset value per share plus an initial sales charge of 1.0% of the public offering price. Thereafter, Investors "pay as they go" in the form of a pro rata annualized distribution fee of 0.75% and a pro rata annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class C shares. Class C shares have no conversion feature and any shares redeemed prior to one year following the initial purchase are subject to a 1.0% CDSC. The higher distribution fees and the shareholder servicing fees paid by the Class C shares should cause the Class C shares to have a higher overall expense ratio and therefore to pay lower dividends than the Class A-I and Class A-II shares.

     FACTORS TO CONSIDER IN CHOOSING A PARTICULAR CLASS OF SHARES. In deciding which class of the Trust Fund's shares to purchase, prospective Investors should consider, among other factors, the amount and intended length of their investment. Investors who prefer not to pay an initial sales charge and who intend to hold their investment for a minimum of six years may wish to consider Class B shares. Investors who prefer to pay a reduced initial sales charge but who are unsure of their intended holding period may wish to consider Class C shares.

    Over time, the cumulative expense of the higher distribution and shareholder servicing fees associated with the Class B and Class C shares may be expected to approximate or exceed the expense of the lower distribution fee and applicable initial sales charge associated with the Class A-II shares. Thereafter, Class C shares (and unconverted Class B shares, if applicable) would experience higher cumulative expenses. Investors who expect to maintain their investment in the Trust Fund over the long term might elect to purchase Class A-II shares, even if the size of the purchase does not qualify for a reduction in sales charge, because the indirect cost of the higher fees associated with Class B and Class C shares may outweigh the benefit of having all their invested dollars put to work immediately.
Any positive return on this initial investment advantage could offset the higher fees associated with the Class B and Class C shares; however, because the Trust Fund's future returns cannot be predicted, there can be no assurance that a positive return will be achieved.

    INITIAL SALES CHARGE ALTERNATIVE: CLASS A-I AND CLASS A-II SHARES. A sales charge of up to 5.0% of the public offering price (5.26% of the amount invested, net of sales charges) may be charged to the Investor to cover sales commissions and certain selling expenses. The sales charge is made at the time of the initial investment and upon each subsequent investment (no sales charge is assessed upon the reinvestment of income or capital gains distributions). The schedule of sales charges applicable to both Class A-I and Class A-II shares is as follows:

  AGGREGATE AMOUNT                                                 CONCESSIONS TO
PURCHASED (INCLUDING    SALES CHARGE AS     SALES CHARGE AS    SELECTED BROKER/DEALERS
     AMOUNT OF          A PERCENTAGE OF   A PERCENTAGE OF THE    AS A PERCENTAGE OF
  CURRENT PURCHASE)   THE OFFERING PRICE  NET AMOUNT INVESTED    THE OFFERING PRICE
--------------------  ------------------  -------------------  -----------------------
       $0 - $99,999         5.0%                 5.26%                 4.75%
$100,000 - $249,999         4.0%                 4.17%                 3.80%
$250,000 - $499,999         3.0%                 3.09%                 2.85%
$500,000 - $999,999         2.5%                 2.56%                2.375%
$1,000,000 and over         None                  None                   *

-----------------------
* For an investment of this magnitude the Management Company may pay, from its own resources, a one-time fee of 0.60% of the invested amount to the selling broker/dealer.

    SALES CHARGE WAIVERS. Class A-I shares may be purchased without the imposition of sales charges by any current or retired director, Trustee, officer, employee or registered representative of the Management Company or the Trust Fund, as well as the spouse, child, parent, or any immediate family member of any of the foregoing and any employee benefit plan or payroll deduction plan established by or for such persons.

    Subject to approval by the Management Company sales charges do not apply to Class A-II shares of the Trust Fund purchased:

 (1) by a federal, state, or local governmental agency or authority prohibited by law from paying certain front-end sales charges (governmental agencies or authorities prohibited by law from paying distribution fees are entitled to purchase Class A-I shares);

 (2) in accounts which a bank, investment-advisor or broker-dealer charges an advisory, account management or administration fee, provided the bank or broker-dealer has an agreement with the Management Company;

 (3) by registered representatives, bank trust officers and other employees (and their immediate families) of investment professionals having agreements with the Management Company, provided shares are not resold except to the Trust Fund;

 (4) by a charitable organization, charitable remainder trust or life income pool established for the benefit of a charitable organization (all as defined by Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

 (5) by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans which have more than 25 participants or $1,000,000 or more invested in the Trust Fund;

 (6) by a single account covering a minimum of 25 participants or $1,000,000 or more invested in the Trust Fund and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code;

 (7) by a trust institution (including bank trust departments) investing $250,000 or more on their own behalf or on the behalf of others;

 (8) by an account as to which a bank, broker-dealer, third party administrator or investment adviser charges an account management fee, provided the foregoing has an agreement with the Management Company; or

 (9) by "wrap program investors" with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer.

     Investors eligible for sales charge waivers should be aware that under the Trust Fund's Rule 12b-1 Plan, bank trust departments, wrap program sponsors, or broker-dealers are entitled to payments under the 12b-1 Plan in addition to the charges or fees that the bank trust department, program sponsor, or broker-dealer may charge in asset-based or other fees. Investors should discuss these charges with their bank trust department, wrap program sponsor, or broker-dealer, and generally weigh the benefits of these programs against the total annual expenses paid. Such sales charge waiver programs (a.k.a. "NAV purchase programs") are subject to prior approval by the Management Company, minimum purchase requirements as to the amount of purchase, as well as other investment limitations which may be established from time to time by the Management Company and which may be discontinued without prior notice. For further information please contact the Distribution Division of the Management Company at 1-888-700-7433.

     CLASS A-I AND CLASS A-II RIGHTS OF ACCUMULATION. Generally, the amount of any sales charge assessed in connection with an initial purchase of Class A-I or Class A-II shares is based upon the dollar amount of such investment. The sales charge for subsequent investments may be reduced if the Investor's account value at the time of the investment plus the amount to be purchased reaches certain breakpoints. Accounts may be linked for the purpose of determining whether such breakpoints are reached if such accounts are (1) identified by the same Social Security or tax identification number, (2) owned by the Investor's spouse, minor children or any corporations 100% owned by such Investor, or
(3) fiduciary accounts (such as IRA or employee benefit plan accounts) controlled by such Investor. Purchases made through omnibus accounts established for financial intermediaries are not eligible for any rights of accumulation.

     CLASS A-I AND CLASS A-II LETTERS OF INTENTION. An Investor purchasing Class A-I or Class A-II shares may qualify for a reduced sales charge by signing a nonbinding Letter of Intention and Price Agreement ("LOI") in which the Investor states his or her intention to invest during the 13 months following execution of the LOI, a specified amount which, if made at one time, would qualify for a reduced sales charge. A LOI may be signed at any time and thereafter each additional investment (plus all investments made up to 90 days prior to the execution of the LOI) will be entitled to the sales charge applicable to the level indicated in the LOI. For purposes of establishing a volume purchase discount level in computing sales charges, an accumulation credit is given for volume purchases of Class A-I and Class A-II shares. The credit given toward the completion of the investment intention specified in the LOI is the account value as of the time of execution of the LOI plus additional net purchases (purchases less redemptions) between the date of the LOI and the expiration of the thirteen month investment period of the LOI. Note that investment appreciation and/or distributions are credited up to the date of the LOI, but only net purchases are credited afterwards. Example A: An investor initially invests $50,000. Six months later the investor's account is valued at $53,000 and the investor submits a LOI for $100,000. At the end of the thirteen-month investment period allowed by the LOI, the account value increases to $65,000 from appreciation and distributions, but with no new investments. To meet the original terms of the LOI, the investor needs to invest the remaining difference of $47,000 ($100,000 less $53,000). Example B: An investor invests $50,000 and simultaneously submits a LOI for $100,000. The value of the account drops to $48,000 with no account activity. The investor needs to invest only $50,000 to meet the original terms of the LOI. Example C: An Investor invests $10,000 with a LOI for $100,000. During the thirteen month investment period the investor makes ten investments of $5,000 each, or $50,000 additional.
The investor also makes several redemptions which total $50,000. Since the investor's net investment is $10,000, the investor needs to invest an additional $90,000 ($100,000 less $60,000 plus $50,000) to meet the terms of the $100,000 LOI. Note that no retroactive adjustment of the sales charge will be made for investments made more than 90 days prior to such execution. If the Investor does not satisfy the investment commitment specified in the LOI within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased. Only one LOI with respect to any Investor may be in effect at any time. However, if a "break point," for purposes of reduced sales charges, specified in any LOI has been reached and the Investor wishes to contribute additional sums into any qualifying account, an amended LOI, identifying different break points and sales charges, may be submitted. The Management Company will hold in escrow an amount of shares equal to five percent of the total intended purchase, as identified in any LOI, to cover additional sales charges which may be due if the total investments over the statement period are insufficient to qualify for the reduced charges set forth in such LOI.

     DEFERRED SALES CHARGE ALTERNATIVE: CLASS B SHARES. Investors may choose to purchase Class B shares of the Trust Fund at net asset value per share, without the imposition of an initial sales charge. Class B shares offer an Investor the advantage of having the entire amount invested immediately in the Trust Fund. However, such Class B shares are subject to a contingent deferred sales charge which declines from 5.0% to zero over a six-year term. The Class B shares are subject to an annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class B shares until the expiration of the six-year CDSC term, at which time the Class B shares automatically convert to Class A-II shares on the basis of relative net asset values. The Class A-II shares are subject to a pro rata annualized distribution fee of 0.25% of the average daily net assets, and are not subject to an investor servicing fee.

     Class B shares which are redeemed prior to the sixth anniversary of their purchase will be subject to a contingent deferred sales charge at the rates set forth below. The CDSC is calculated based on the lesser of (i) the original cost of the shares being redeemed or (ii) the net asset value of such shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC is imposed on Class B shares purchased through the reinvestment of dividends or other distributions.

     In determining whether a CDSC is applicable to a redemption of Class B shares, the calculation will be made in a manner which results in the lowest rate being charged. Thus, redemptions will be processed, first from Class B shares representing capital appreciation, second from Class B shares acquired through the reinvestment of dividends and distributions, and third from Class B shares held for the longest period of time.

                                       Contingent Deferred Sales Charge
     Number of Years Since Purchase   (as a percentage of dollar amount)
     ------------------------------   ----------------------------------
     First . . . . . . . . . . .                    5.0%
     Second. . . . . . . . . . .                    4.0%
     Third . . . . . . . . . . .                    3.0%
     Fourth. . . . . . . . . . .                    3.0%
     Fifth . . . . . . . . . . .                    2.0%
     Sixth . . . . . . . . . . .                    1.0%
     Seventh and thereafter. . .                    -0-

     The Management Company will pay from its own resources commissions of up to 4.0% of the amount purchased to broker/dealers selling Class B shares.
The CDSC and higher distribution and investor servicing fees attributable to the Class B shares will be used, in whole or in part, by the Management Company to defray distribution and investor servicing related expenses incurred by the Management Company in connection with the sale of the Class B shares.

     "PAY-AS-YOU-GO" ALTERNATIVE: CLASS C SHARES. Investors electing to purchase Class C shares will pay a sales charge of 1.0% of the amount purchased and if the Class C shares are redeemed prior to the expiration of one year from the date of purchase, a CDSC of 1.0%. Class C shares are not eligible for conversion to Class A-II shares and will be subject to a continuing annualized distribution fee of 0.75% and an annualized investor servicing fee of 0.25% of the Trust Fund's average daily net assets attributable to the Class C shares.

     SYSTEMATIC PURCHASE PLAN. Investors wishing to purchase shares on a continuous basis may elect to make additional purchases (minimum of $50) automatically on a monthly or quarterly basis by electronic funds transfer from the shareholder's bank account by completing the appropriate portions of the Account Application. Systematic Purchase Plans will take effect the month following the completion of an application to participate in the plan. A shareholder enrolling in a systematic purchase program may terminate his or her participation at any time.

     RIGHT TO DESIGNATE A BENEFICIARY. The Trust Fund permits an owner of a personal account (e.g., an account other than an IRA or other tax-qualified account) to specify a beneficiary, in effect creating an instrument of trust which may, under certain circumstances, provide for a post-mortem transfer of the shares so specified outside of the probate process. However, because laws vary by jurisdiction, each Investor should consult his or her tax and/or estate planning advisor to determine whether it is advisable for such Investor to designate a beneficiary and whether such a designation will, in fact, result in an effective post-mortem transfer of such shares outside of the probate process. Please note that shares transferred to beneficiaries maintain the same share class as prior to the transfer.

     DISTRIBUTION AND SHAREHOLDER SERVICING PLANS. The Trust Fund has adopted distribution plans pursuant to Rule 12b-1 with respect to each of the Class A-II, Class B and Class C shares, which plans provide for expenditures of 0.25%, 0.75% and 0.75% respectively, of the average daily net asset value of each class to pay for the expenses of distributing the shares of such class. In addition, the Class B and Class C distribution plans provide for expenditures of 0.25% of the average daily net asset value of each class to pay for the expenses of servicing the accounts of Class B and Class C shareholders. Payments under each distribution plan are payable to the Management Company, which may reallow all or part of such distribution plan payments as commissions for shares sold or payments for accounts serviced to broker/dealers and others participating in the distribution of such shares.

                          REDEEMING SHARES

     An Investor may redeem shares, either directly or pursuant to a regular program of periodic redemptions on any business day that the New York Stock Exchange is open by giving written notice to the Management Company. Shares may also be redeemed through certain broker/dealers, financial institutions or service organizations, which may charge a fee which would otherwise not be payable if such shares were redeemed directly from the Trust Fund. REDEMPTIONS RECEIVED AFTER 1:00 PM PT WILL BE PRICED AT THE NET ASSET VALUE DETERMINED AS OF THE CLOSE OF BUSINESS ON THE BUSINESS DAY FOLLOWING RECEIPT.

     Redemptions will be effective at the net asset value per share next determined after the receipt by the Management Company, the Transfer Agent, other broker/dealer or financial intermediary of a written redemption request in proper form. A redemption request must identify the account, state the number of shares or dollar amount to be redeemed and must be signed by each registered owner exactly as the account is registered. The Management Company or the Transfer Agent will normally send redemption proceeds (less any applicable CDSC in the case of Class B or Class C shares) on the next business day following a redemption request, but in any event redemption proceeds will be sent within seven calendar days of receipt of a redemption request in proper form. Redemptions of $5,000 or more may also be made by wire transfer directly to any bank previously designated by the shareholder on the account application. A request for redemption by wire transfer must be received prior to 1:00 pm PT to be processed on the next business day.
The Management Company does not, at present, impose any fee for redemptions made by wire from any account, however the Management Company has reserved the right to impose such a fee in the future. Shareholders redeeming by wire may be required to pay such fees as may be imposed by the shareholder's bank for wire service.

     The Trust Fund will satisfy all redemption requests in cash, so long as the payments would not, in the opinion of the Trustees, require the Trust Fund to sell assets under disadvantageous circumstances or under conditions which are to the detriment of the remaining shareholders of the Trust Fund. The Trust Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when trading on the New York Stock Exchange is restricted or suspended, or at any time during which an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal by the Trust Fund of its securities or determination of the fair value of its assets is not reasonably practicable, or otherwise as the Securities and Exchange Commission may by order or permit for the protection of Investors.

     MINIMUM BALANCE. Due to the relatively high cost of maintaining smaller accounts, the Trust Fund reserves the right to make involuntary redemptions of all shares in any account (other than the account of a shareholder who is a participant in a tax-qualified retirement plan) if at any time the total investment does not have a value of $200. Before any such involuntary redemption the Investor will be notified that the value of his or her account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to at least $200 before the redemption is processed.

     REPAYMENT PRIVILEGE AFTER PARTIAL REDEMPTION: An Investor holding Class A-I or Class A-II shares has the privilege of reinvesting an amount representing previous redemptions into any account of the same class without any sales charge or other fee being assessed, provided that the total amount redeemed is replaced in one or more purchases of at least $50 each and further provided that such purchases are clearly identified as replacements of previous redemptions. This repayment privilege only applies to partial redemptions in accounts containing a minimum of $200 in value remaining and not to a complete redemption and termination of an account. It should be noted that, for income tax purposes, a partial redemption is considered a sale of the Investor's Class A-I or Class A-II shares and may result in taxable gain or loss to the Investor. This privilege of repaying partial redemptions without charge may be terminated by the Trust Fund at any time by giving each Investor at least 90 days written notice, but any such termination will apply only to redemptions made after the effective date of the termination.

     WAIVER OF CLASS B AND CLASS C CDSC. The contingent deferred sales charge applicable to redemptions of Class B and Class C shares will be waived by the Trust Fund (i) following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder, if such redemption is made within one year of death or disability, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) if such a withdrawal is made under a systematic withdrawal plan, provided that such a systematic withdrawal is limited to no more than 12% of the annual beginning account value, (iv) if such a withdrawal (in the case of Class B shares only) is followed by a reinvestment in Class B shares within 60 days of the initial redemption (this permits a redeeming Investor to change his or her mind and recover from the Trust Fund the CDSC paid upon such Investor's redemption), and (v) in the case of tax-exempt employee benefit plans, if the Internal Revenue Service or the Department of Labor, as the case may be, determines by rule or regulation that continuation of the investment in such shares would be improper. To the extent that the CDSC is waived pursuant to (iv) (which privilege may not be extended more than once), the CDSC period applicable to the reinvestment shares will be extended by the number of calendar days between the original redemption date and the reinvestment date.

     SIGNATURE GUARANTEE. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required for all redemption requests for (i) amounts of $50,000 or more, (ii) checks made payable to someone other than the account holder(s), (iii) checks mailed to an address different than the address of record for the account, and (iv) if the account registration has changed within the past 30 days. A signature guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, broker/dealer or other eligible financial institution. Notary public endorsements will not be accepted as a substitute for a signature guarantee. Additional documentation may be required for redemptions made by corporations, executors, administrators, trustees, guardians and qualified plan administrators.

     REDEMPTION BY TELEPHONE. Telephone redemption and exchange privileges are automatically elected when an account is opened unless the shareholder requests on the new account application not to have telephone redemption privileges. Shareholders may also either initiate or terminate telephone privileges after an account has been opened by obtaining and returning a completed Account Service Option

Agreement Form to SIFE Trust Fund, P.O. Box 8244, Boston, MA 02266-8244.
Once a telephone privilege election is active, an investor may exchange or redeem shares up to $50,000 in value, by calling 1-800-231-0356 toll free during normal business hours. Note that redemption requests made after 1:00 PM Pacific Time will be processed at the next-determined NAV. A telephone redemption must be made payable to and addressed identically to the ownership name(s) and address of record. A signature-guaranteed authorization by the shareholder(s) is required to: 1) redeem or transfer more than $50,000, 2) change the bank or account designated to receive a wire transfer, 3) send a redemption to a different address from the address of record, or 4) send a redemption to an address of record that has been changed within the prior 30 days. Please note that Federal fund wire transfers are only an option for financial institutions that are members of the Federal Banking System.

     Neither the Trust Fund nor the Management Company will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone requests are genuine, the Management Company will use procedures that are considered reasonable, including requesting a shareholder to state his or her account number, the name in which the account is registered, the Social Security or Taxpayer Identification Number, banking institution and account number, and such other information as may appear necessary or appropriate to verify the identity of the requesting shareholder. The Trust Fund and the Management Company reserve the right to refuse to honor a telephone or wire redemption request if it is believed advisable to do so. Procedures for redeeming shares may be modified or terminated at any time by the Trust Fund after at least 30 days' prior written notice to the shareholders.

     SYSTEMATIC WITHDRAWAL PLAN. The Trust Fund offers a systematic withdrawal plan which permits shareholders to receive (either by check or by electronic funds transfer) periodic payments of $100 or more from the shareholder's account, either on a monthly or a quarterly basis. Shares of the applicable class will be redeemed as required. (Under a systematic withdrawal plan Class B and C shares may not be subject to a Contingent Deferred Sales Charge (CDSC). For further information please see the paragraph titled "WAIVER OF CLASS B AND CLASS C CDSC" elsewhere in this section).

     Purchases of Class A-I or Class A-II shares, while a systematic withdrawal plan is in effect, may be disadvantageous because of the imposition of sales charges on new purchases. Further, depending upon the shareholder's tax basis, purchase of any shares of any class while a systematic withdrawal plan is in effect, whether directly or through the reinvestment of dividends and distributions, may have adverse tax consequences. Finally, shareholders should be aware that, to the extent that withdrawals exceed purchases plus reinvestments, a systematic withdrawal plan will ultimately exhaust the value of the subject account.

                  CALCULATION OF NET ASSET VALUE

     The total net asset value of the Trust Fund is computed on each business day for the New York Stock Exchange, as of the closing of that Exchange (usually 1:00 p.m. Pacific Time). No valuation is made, therefore, on weekends, customary holiday closings or under any emergency circumstances as determined by the Securities and Exchange Commission. The Trust Fund's portfolio value is calculated by adding together the values of all securities, based on their closing prices on the exchange on which they are primarily traded, or at the last available sale price, or if unavailable for any reason, at the closing bid price. The total net asset value is then determined by adding the portfolio value to the value of all other Trust Fund assets, and subtracting all liabilities and necessary reserves. A pro rata portion of the management fee of 1.25% of average net assets per annum is accrued daily.

     The net asset value ("NAV") per share of each class of shares is calculated by dividing the total value of all assets attributable to such class by the number of shares of such class then outstanding. The net asset values per share of the Class B and Class C shares are generally expected to be the same. The net asset value per share of the Class A-I shares is expected to be higher than the net asset value per share of the Class A-II shares due to the daily expense accrual of the distribution fee attributable to the Class A-II shares. Similarly, the net asset value per share of the Class A-II shares is expected to be higher than the net asset values per share of the Class B and Class C shares due to the higher daily expense accruals of the distribution fees, as well as the shareholder servicing fees, imposed on the Class B and Class C shares.

          MANAGEMENT'S DISCUSSION OF TRUST FUND PERFORMANCE

     The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997, and operates as an open-end diversified management investment company offering its shares on a continuous basis to the public. The Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 which has been offering its securities, and conducting operations as a mutual fund, since July 2, 1962. The Management Company is the investment adviser and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund.

     The Trust Fund's Board of Trustees, the members of which are elected by the Trust Fund's shareholders, establishes investment and other material policies and has overall responsibility for the business and affairs of the Trust Fund. Mr. Michael Stead, the Management Company's Chief Investment Officer, has held primary responsibility for the day-to-day management of the Trust Fund's portfolio since May 1995. From 1984 through May 1995, the Trust Fund's investment portfolio was managed by Mr. Sam A. Marchese, then President and Chief Executive Officer of the Management Company. From September 1988 until his assumption of the Trust Fund's investment management activities, Mr. Stead held a variety of increasingly responsible domestic and international positions with Bank of America, N.T. & S.A., most recently as Senior Credit Officer for the Capital Markets Division.

     Subject to policy established by the Trust Fund's Board of Directors, the administration and management of the daily affairs of the Trust Fund are performed by the Management Company pursuant to an Investment Advisory Agreement between it and the Trust Fund. Fees for all investment advisory services rendered by the Management Company are included in the management advisory fee of 1.25% per annum payable to the Management Company by the Trust Fund. The management advisory fee is calculated based on net assets accrued daily and paid monthly.

     Pursuant to an Investment Advisory Agreement, all fees and expenses incurred in connection with the Trust Fund's operations are borne, without limitation, by the Management Company in return for an all-inclusive fee of 1.25% of the average daily net assets of the Fund. For the fiscal year ended December 31, 1997, the Trust Fund paid the Management Company $11,960,037.

     Generally, 1997 performance reflected the strong overall performance of the stock market. The positive domestic (and to a lesser extent, international) economic environment, coupled with relatively low inflation, resulted in an annual compounded total return of 44.8% for Class A-1 shares, 44.6% for Class A-2 shares, 28.9% for Class B shares, and 29.1% for Class C shares (Class B and C shares were first offered on May 1, 1997). These total return figures do not reflect effect of sales charges. The combination of steady economic growth coupled with low inflation permitted the Federal Reserve Board to leave interest rates mostly unchanged throughout 1997.

     For the third year in a row the stocks of financial institutions, particularly banks, outperformed the general stock market.

     The Trust Fund's decision to continue investing in financial stocks in 1997 stemmed from a positive economic outlook as well as continued strengthening of the financial fundamentals for banks, thrifts and other financial institutions. A strong economy combined with relatively little inflation made for an environment that attracted investors into equities and mutual funds at historic rates. As of December 31, 1997, the Trust Fund had 92.1% of the portfolio's assets invested in financial industry stocks. This was up from 75.6% as of December 31, 1996, as the Trust Fund dedicated more of its assets to the financial industry.

     TURNOVER RATE: During 1997 the Trust Fund's turnover rate was 63.0%, down from 140.2% in 1996. The decrease in the turnover rate reflects decreased activity in the Trust Fund's portfolio trading. This decrease in activity was expected since the previous higher turnover rate was the result of repositioning of the portfolio. Accordingly, capital distributions decreased in 1997.

     CASH POSITION: A decision was made during 1997 to decrease the cash position. This decision was made as part of an investment strategy to remain invested in equities while still maintaining sufficient cash to take advantage of any market corrections or weaknesses in the stock of investment candidates. The stock market posted strong returns and the economy continued to grow moderately with little inflation and low interest rates making the Trust Fund's decreased cash position prudent. The cash and cash equivalents on December 31, 1997, were 5.5% of the portfolio assets of the Trust Fund, as compared to 13.5% on December 31, 1996.

     PERFORMANCE DURING THE YEAR: The Management Company's strategy proved beneficial to the Trust Fund's performance throughout the year. The bank sector outperformed many other market sectors. Banks and financial institutions continued to post strong earnings growth throughout the year. Many of these companies found themselves in strong enough financial condition that many raised dividends or announced stock buyback programs. Furthermore, consolidation among financial institutions remained a driving force among the stocks of financial institutions.

     NON-FINANCIAL INDUSTRY INVESTMENTS: The Management Company decreased the level of non-financial industry stocks held in the Trust Fund's portfolio in 1997. On December 31, 1997, the level of non-financial investments were 2.3% of the Trust Fund's portfolio assets, compared with 10.9% on December 31, 1996. This was primarily a result of the decision to increase the portfolio's exposure to the bank sector because the Management Company remains confident that bank and thrift stocks should return superior performance over the long-term.

     In selecting investments, the Management Company takes into consideration such factors as the company's management, growth prospects, business operations, revenues, earnings, cash flows and strength of the balance sheet, as well as other information which the Management Company may deem relevant, including size of the dividend, if any. The Management Company invests in the securities of those companies which show strong financial results coupled with good growth prospects, and which the Management Company believes are well-managed.

     From time to time the Trust Fund advertises, among other things, its "average annual compounded total return" and its "average annual total return" over the one, five and ten year periods. The terms "average annual compounded total return" and "average annual total return" both refer to a calculation that assumes a gross investment in Class A-I shares of $10,000 (resulting in a net investment of $9,500 after deduction of the maximum sales charge) at the start of the applicable period. Total return is the percentage change in value of the hypothetical $10,000 invested over a given period, assuming reinvestment of all net capital gains and dividends attributable to such amount. Compounded total return assumes continuing reinvestment of each year-end amount, with the next year's return calculated based on the actual performance of the Trust Fund in that calendar year. The annual percentage changes are then averaged, on a compounded basis, over a ten-year period resulting in an "average annual compounded total return" or "average annual total return." Any performance information used by the Trust Fund is based on historical results and is not intended to be representative or predictive of future performance. It should be noted that, because different classes of shares are subject to different sales charges and distribution and/or shareholder servicing fees, the performance of those classes will be different from, and in most cases less than Class A-I shares.

          COMPARISON OF CHANGE IN VALUE OF $9,500 NET INVESTMENT IN
                     CLASS A-I SHARES OF SIFE TRUST FUND
         ON DECEMBER 31, 1987 AND $10,000 INVESTMENT IN THE S&P 500
($9,500 REPRESENTS A $10,000 INVESTMENT WITH THE MAXIMUM SALES CHARGE DEDUCTED)

                                    [CHART]

                  SIFE         S&P 500
               ---------      ---------
Dec-87         $   9,500      $  10,000
Dec-88         $  11,383      $  11,661
Dec-89         $  13,681      $  15,356
Dec-90         $  10,652      $  14,880
Dec-91         $  15,692      $  19,414
Dec-92         $  21,016      $  20,894
Dec-93         $  22,977      $  23,000
Dec-94         $  22,627      $  23,303
Dec-95         $  33,923      $  32,061
Dec-96         $  43,204      $  39,422
Dec-97         $  62,555      $  52,573

             RESULTS OF    AVERAGE ANNUAL    AVERAGE ANNUAL     CUMULATIVE TOTAL
              $10,000     COMPOUNDED TOTAL  COMPOUNDED TOTAL      RETURN: SIFE
              INVESTED    RETURN INCLUDING  RETURN INCLUDING       TRUST FUND       CUMULATIVE TOTAL
INVESTMENT    WITH 5.0%     MAXIMUM SALES     MAXIMUM SALES    INCLUDING MINIMUM     RETURN: S&P 500
TERM        SALES CHARGE   CHARGE OF 5.0%    CHARGE OF 0.0%   SALES CHARGE OF 0.0%     STOCK INDEX
----------  ------------  ----------------  ----------------  --------------------  ----------------
1 year         $13,755         37.55%            44.79%               44.79%              33.36%
3 years        $26,265         37.97%            40.35%              176.47%             125.61%
5 years        $28,278         23.11%            24.38%              197.66%             151.62%
10 years       $62,552         20.12%            20.74%              558.45%             425.67%

    The preceding graph and table reflect past performance and return figures for the Class A-I shares. Past performance is not predictive of future performance. The Class B and Class C shares were first offered to the public on May 1, 1997, and performance and return information for the eight month period ended December 31, 1997 is not believed to be meaningful.

    The Trust Fund's Class A-I total return for the year ending December 31, 1997, was 37.55%. This total return results from the Trust Fund's 44.79% return for the year ending December 31, 1997, and the effect of the deduction of the maximum sales charge of 5.0% (5.26% of the net amount invested). Therefore, an initial investment of $10,000 ($9,500 after deduction of the maximum sales charge of $500) on December 31, 1996, would have had a value of $13,755 on December 31, 1997.

    The Trust Fund's Class A-I average annual compound return as of December 31, 1997, assuming that the maximum sales charge was deducted from the initial investment was 37.55% for one year, 23.11% for five years and 20.12% for ten years. Performance figures are based on historical results and are not intended to indicate future performance.

                            GENERAL INFORMATION

    VOTING RIGHTS. Shareholders are entitled to one full or fractional vote for each full or fractional share and may vote for the election of Trustees, and on such other matters as may be submitted to meetings of shareholders or as required by the Investment Company Act of 1940, as amended.

    DISTRIBUTION OF SHARES. SIFE, located at 100 North Wiget Lane, Walnut Creek, California 94598, acts as the Trust Fund's underwriter in the continuous sale and distribution of the Trust Fund's shares pursuant to an Underwriting Agreement. SIFE is solely responsible for all of the costs and expenses of distribution, without limitation, including the payment of commissions and related costs, expenses, and such other distribution or shareholder servicing fees as may be necessary or appropriate to broker/dealers, salespersons, financial planners and other independent contractors. Sales are made not only through the registered representatives of SIFE, but also through selected broker/dealers who have entered into distribution agreements. Where sales are made through such broker/dealers, a concession of up to 100% of the sales charge may be allowed the broker/dealer. Certain Trustees of the Trust Fund are also officers and directors of SIFE.

    Each of the Class A-II, Class B and Class C shares has in effect a distribution plan complying with the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (individually, a "Plan"). Each Plan permits the Trust Fund to pay to the Management Company, as principal underwriter of the Trust Fund's securities, a specified percentage of the assets attributable to each class of shares to compensate the Management Company for expenses incurred, services rendered and facilities provided in connection with the distribution of shares and the servicing of shareholder accounts. The Management Company is responsible for all distribution expenses in excess of such payments. However, no portion of the fees paid to the Management Company pursuant to any Plan are refundable in the event that the fees are less than such expenses.

    As required by Rule 12b-1, each Plan has been approved by the Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the Trust Fund and have no direct or indirect financial interest in the operation of the Plan, in each case pursuant to a finding that the Plan was in the best interests of the shareholders of the respective class of shares. Each Plan requires that at least quarterly, the Audit Committee of the Board of Trustees must receive a written report prepared by the Chief Financial Officer of the Trust Fund enumerating the amounts spent by each class and the purposes therefor. Each Plan further requires that, for so long as each such Plan is in effect, the nomination and selection of those trustees who are not "interested persons" of the Trust Fund are committed to the exclusive discretion of the other trustees who are not "interested persons" of the Trust Fund.

    YEAR 2000 ISSUES. Many computer systems were designed using only two digit designation years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, The Management Company could be adversely affected if the computer system used by the Management Company or outside service providers do not properly address this problem prior to January 1, 2000. The Management Company has established a group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the Management Company does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Trust Fund at current levels. In addition, the Management Company has sought assurances from the Trust Fund's outside service providers that they are taking all necessary steps to ensure that their computers will accurately reflect the Year 2000, and the Management Company will continue to monitor all outside service providers. At this time, however, no assurance can be given that the Trust Fund's outside service providers have anticipated all necessary changes to avoid any adverse effects to the Trust Fund as a result of Year 2000 problems.

    SHAREHOLDER REPORTS. Unless otherwise requested, only one copy of each shareholders report or other material sent to the shareholders will be mailed to each household with accounts under common ownership and the same address regardless of the number of shareholders or account at the household or address.

    For further information, please contact SIFE, 100 North Wiget Lane, Walnut Creek, California 94598, (800) 231-0356 or (925) 988-2400. SIFE may
also be contacted via the Internet at "http://www.sife.com."

                                   RECEIPT FOR PROSPECTUS

                                   I hereby acknowledge receipt of the SIFE
                                   Trust Fund Prospectus dated April 30, 1998.



                                   Date: ____________________________, 199__



                                   _______________________________________
                                   SIGNATURE



                                   _______________________________________
                                   SIGNATURE



                                   _______________________________________
                                   ADDRESS



                                   _______________________________________
                                   SALES REPRESENTATIVE

                              PROSPECTUS

                                [LOGO]

                            SIFE TRUST FUND

                            April 30, 1998

                           _________________

               INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR

                                  SIFE

                           100 North Wiget Lane
                          Walnut Creek, CA 94598

                           _________________

                               CUSTODIAN

                   STATE STREET BANK AND TRUST COMPANY

                          225 Franklin Street
                      Boston, Massachusetts  02110

                           _________________

                             TRANSFER AGENT

                      BOSTON FINANCIAL DATA SERVICES

                            P.O. Box 8244
                        Boston, MA 02266-8244

                           ________________

                         INDEPENDENT AUDITORS

                         DELOITTE & TOUCHE LLP

                           50 Fremont Street
                        San Francisco, CA 94105

                           ________________

                            LEGAL COUNSEL

                 PAUL, HASTINGS, JANOFSKY & WALKER LLP

                   345 California Street, 29th Floor
                       San Francisco, CA 94104


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